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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2003

                              CATHAY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       0-18630                95-4274680
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                777 North Broadway, Los Angeles, California 90012
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (213) 625-4700

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits.

(c) Exhibits

      99.1 Press Release dated July 15, 2003.

Item 12. Results of Operations and Financial Condition.

      The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Cathay Bancorp, Inc. under the Securities Act of 1933, as amended. On July 15, 2003, Cathay Bancorp, Inc. announced, in a press release, its financial results for the quarter ended June 30, 2003. That press release is attached hereto as exhibit 99.1.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 15, 2003

                                           CATHAY BANCORP, INC.

                                           By: /s/ Dunson K. Cheng
                                               ---------------------------
                                               Dunson K. Cheng
                                               Chairman and President


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                                  EXHIBIT INDEX

Number            Exhibit
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99.1              Press Release, dated July 15, 2003.